                                                                    EXHIBIT 7.11

                                                                  Execution Copy

================================================================================




                         REGENERON PHARMACEUTICALS, INC.

                            (a New York corporation)

                        7,000,000 Shares of Common Stock

                               PURCHASE AGREEMENT






Dated: March 19, 2001



================================================================================

                                Table of Contents

                                                                                                               Page
SECTION 1. Representations and Warranties....................................................................     3
-----------------------------------------

         (a)      Representations and Warranties by the Company..............................................     3
         ---      ---------------------------------------------

                  (i)      Compliance with Registration Requirements.........................................     3
                  ---      -----------------------------------------

                  (ii)     Incorporated Documents............................................................     5
                  ----     ----------------------

                  (iii)    Independent Accountants...........................................................     5
                  -----    -----------------------

                  (iv)     Financial Statements..............................................................     5
                  ----     --------------------

                  (v)      No Material Adverse Change in Business............................................     5
                  ---      --------------------------------------

                  (vi)     Good Standing of the Company......................................................     5
                  ----     ----------------------------

                  (vii)    Good Standing of Subsidiaries.....................................................     6
                  -----    -----------------------------

                  (viii)   Capitalization....................................................................     6
                  ------   --------------

                  (ix)     Authorization of Agreement........................................................     6
                  ----     --------------------------

                  (x)      Authorization and Description of Securities.......................................     6
                  ---      -------------------------------------------

                  (xi)     Absence of Defaults and Conflicts.................................................     6
                  ----     ---------------------------------

                  (xii)    Absence of Labor Dispute..........................................................     7
                  -----    ------------------------

                  (xiii)   Absence of Proceedings............................................................     7
                  ------   ----------------------

                  (xiv)    Accuracy of Exhibits..............................................................     8
                  -----    --------------------

                  (xv)     Possession of Intellectual Property...............................................     8
                  ----     -----------------------------------

                  (xvi)    Absence of Further Requirements...................................................     8
                  -----    -------------------------------

                  (xvii)   Possession of Licenses and Permits................................................     8
                  ------   ----------------------------------

                  (xviii)  Title to Property.................................................................     8
                  -------  -----------------

                  (xix)    Environmental Laws................................................................     9
                  -----    ------------------

                  (xx)     Investment Company Act............................................................    10
                  ----     ----------------------

                  (xxi)    FDA and PTO Proceedings...........................................................    10
                  -----    -----------------------

         (b)      Representations and Warranties by the Selling Shareholder..................................    10
         ---      ---------------------------------------------------------

                  (i)      Accurate Disclosure...............................................................    10
                  ---      -------------------

                  (ii)     Authorization of Agreements.......................................................    10
                  ----     ---------------------------

                  (iii)    Security Entitlement..............................................................    10
                  -----    --------------------

                  (iv)     Absence of Manipulation...........................................................    11
                  ----     -----------------------

                  (v)      Absence of Further Requirements...................................................    11
                  ---      -------------------------------

                  (vi)     No Association with NASD..........................................................    11
                  ----     ------------------------

         (c)      Officer's Certificates.....................................................................    11
         ---      ----------------------

SECTION 2. Sale and Delivery to Underwriters; Closing........................................................    11
-----------------------------------------------------

         (a)      Initial Securities and Selling Shareholder Initial Securities..............................    11
         ---      -------------------------------------------------------------

         (b)      Option Securities..........................................................................    12
         ---      -----------------

         (c)      Payment....................................................................................    12
         ---      -------

         (d)      Denominations; Registration................................................................    13
         ---      ---------------------------

SECTION 3. Covenants of the Company..........................................................................    13
----------------------------------

         (a)      Compliance with Securities Regulations and Commission Requests.............................    13
         ---      --------------------------------------------------------------

         (b)      Filing of Amendments.......................................................................    14
         ---      --------------------

         (c)      Delivery of Registration Statements........................................................    14
         ---      -----------------------------------

         (d)      Delivery of Prospectuses...................................................................    14
         ---      ------------------------

         (e)      Continued Compliance with Securities Laws..................................................    14
         ---      -----------------------------------------

         (f)      Blue Sky Qualifications....................................................................    15
         ---      -----------------------

         (g)      Rule 158...................................................................................    15
         ---      --------

         (h)      Use of Proceeds............................................................................    15
         ---      ---------------

         (i)      Listing....................................................................................    15
         ---      -------

         (j)      Restriction on Sale of Securities..........................................................    15
         ---      ---------------------------------

         (k)      Reporting Requirements.....................................................................    16
         ---      ----------------------

SECTION 4. Payment of Expenses...............................................................................    16
------------------------------

         (a)      Expenses...................................................................................    16
         ---      --------

         (b)      Expenses of the Selling Shareholder........................................................    16
         ---      -----------------------------------

         (c)      Termination of Agreement...................................................................    16
         ---      ------------------------

         (d)      Allocation of Expenses.....................................................................    17
         ---      ----------------------

SECTION 5. Conditions of Underwriters' Obligations...........................................................    17
--------------------------------------------------

         (a)      Effectiveness of Registration Statement....................................................    17
         ---      ---------------------------------------

         (b)      Opinion of Counsel for Company.............................................................    17
         ---      ------------------------------

         (c)      Opinion of Counsel to the Selling Shareholder..............................................    17
         ---      ---------------------------------------------

         (d)      Opinion of Counsel for Underwriters........................................................    18
         ---      -----------------------------------

         (e)      Officers' Certificate......................................................................    18
         ---      ---------------------

         (f)      Certificate of Selling Shareholder.........................................................    18
         ---      ----------------------------------

         (g)      Accountants' Comfort Letter................................................................    18
         ---      ---------------------------

         (h)      Bring-down Comfort Letter..................................................................    19
         ---      -------------------------

         (i)      Approval of Listing........................................................................    19
         ---      -------------------

         (j)      No Objection...............................................................................    19
         ---      ------------

         (k)      Lock-up Agreements.........................................................................    19
         ---      ------------------

         (l)      Conditions to Purchase of Option Securities................................................    19
         ---      -------------------------------------------

                  (i)      Officers' Certificate.............................................................    19
                  ---      ---------------------

                  (ii)     Opinion of Counsel for Company....................................................    19
                  ----     ------------------------------

                  (iii)    Opinion of Counsel for Underwriters...............................................    19
                  -----    -----------------------------------

                  (iv)     Bring-down Comfort Letter.........................................................    19
                  ----     -------------------------

         (m)      Additional Documents.......................................................................    20
         ---      --------------------

         (n)      Termination of Agreement...................................................................    20
         ---      ------------------------

SECTION 6. Indemnification...................................................................................    20
--------------------------

         (a)      Indemnification of Underwriters............................................................    20
         ---      -------------------------------

         (b)      Indemnification of Company, Directors and Officers and Selling Shareholder.................    22
         ---      --------------------------------------------------------------------------

         (c)      Actions against Parties; Notification......................................................    22
         ---      -------------------------------------

         (d)      Settlement without Consent if Failure to Reimburse.........................................    23
         ---      --------------------------------------------------

         (e)      Other Agreements with Respect to Indemnification...........................................    23
         ---      ------------------------------------------------

SECTION 7. Contribution......................................................................................    23
-----------------------

SECTION 8. Representations, Warranties and Agreements to Survive Delivery....................................    25
-------------------------------------------------------------------------

SECTION 9. Termination of Agreement..........................................................................    25
-----------------------------------

         (a)      Termination; General.......................................................................    25
         ---      --------------------

         (b)      Liabilities................................................................................    25
         ---      -----------

SECTION 10. Default by One or More of the Underwriters.......................................................    25
------------------------------------------------------

SECTION 11. Notices..........................................................................................    26
-------------------

SECTION 12. Parties..........................................................................................    26
-------------------

SECTION 13. GOVERNING LAW AND TIME...........................................................................    26
----------------------------------

SECTION 14. Effect of Headings...............................................................................    26
------------------------------


SCHEDULES
                  Schedule  A - List of Underwriters                                                        Sch A-1
                  Schedule  B - List of Sellers                                                             Sch B-1
                  Schedule  C - Pricing Information                                                         Sch C-1
                  Schedule  D - List of Persons and Entities Subject to Lock-up                             Sch D-1
EXHIBITS

                  Exhibit  A-1 - Form of Opinion of General Counsel to Company                                  A-1
                  Exhibit  A-2 - Form of Opinion of Company's Counsel                                           A-2
                  Exhibit  B - Form of Opinion for Special Intellectual Property Counsel                        B-1
                  Exhibit  C-1 - Form of Opinion of Counsel to Selling Shareholder                              C-1
                  Exhibit  C-2 - Form of Opinion of General Counsel to Selling Shareholder                      C-2
                  Exhibit  D - Form of Lock-up Letter                                                           D-1
                  Exhibit  E - Information Provided by Selling Shareholder                                      E-1

                        REGENERON PHARMACEUTICALS, INC.
                           (a New York corporation)

                       7,000,000 Shares of Common Stock
                         (Par Value $0.001 Per Share)

                               PURCHASE AGREEMENT
                               ------------------

                                                                  March 19, 2001


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
J.P. MORGAN SECURITIES INC.
ROBERTSON STEPHENS, INC.
as Representative of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
North Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

          Regeneron Pharmaceuticals, Inc., a New York corporation (the "Company"), and Amgen Inc., a Delaware corporation (the "Selling Shareholder"),
 -------                                                 -------------------
confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other
                                      -------------
Underwriters named in Schedule A hereto (collectively, the "Underwriters", which
                                                            ------------
term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the
               --------------
Company and the sale by the Selling Shareholder, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") set forth in said Schedule A, and (ii) the grant
                 ------------
by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,050,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 7,000,000 shares of Common Stock (the "Initial Securities") to be
                                                 ------------------
purchased by the Underwriters, of which 6,500,000 shall be issued and sold by the Company, and of which 500,000 (the "Selling Shareholder Initial Securities")
                                        --------------------------------------
shall be sold by the Selling Shareholder in accordance with Schedule B hereto, and all or any part of the 1,050,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are
                                              -----------------
hereinafter called, collectively, the "Securities". The Company acknowledges and
                                       ----------
agrees that the Selling Shareholder Initial Securities are "Registrable Shares" as defined in the Class D Convertible

Preferred Stock Purchase Agreement dated as of August 31, 1990 (the "Stock Purchase Agreement") between the Company and the Selling Shareholder and the Registration Rights Agreement dated as of April 15, 1996 (the "Registration Rights Agreement") between the Company and the Selling Shareholder, that the Selling Shareholder Initial Securities are being registered pursuant to Section
8.4 of the Stock Purchase Agreement and Section 4 of the Registration Rights Agreement and that such Selling Shareholder is entitled to the benefits of the Stock Purchase Agreement and the Registration Rights Agreement with respect to such Selling Shareholder Initial Securities and the registration of the Selling Shareholder Initial Securities.

          The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-54326) covering the
 ----------
registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses.
 --------
Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act
  ---------
(the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of
      --------------------                                   -----------
the 1933 Act Regulations. The information included in such prospectus, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A
                                                                    ---------
Information". Each prospectus used before such registration statement became
-----------
effective, and any prospectus that omitted, as applicable, the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information, as applicable, is herein called the "Registration
                                                                ------------
Statement". Any registration statement filed pursuant to Rule 462(b) of the 1933
---------
Act Regulations is herein referred to as the "Rule 462(b) Registration
                                              ------------------------
Statement", and after such filing the term "Registration Statement" shall
---------
include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus". For purposes of this Agreement, all references to the Registration
 ----------
Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").
                   -----

          All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by
                                          --------
reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          SECTION 1.  Representation and Warranties.
          -----------------------------------------

          (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and the Selling Shareholder, as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and the Selling Shareholder, as follows:

          (i) Compliance with Registration Requirements. The Company meets the
              -----------------------------------------
     requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii)  Incorporated  Documents.  The documents  incorporated  or
                -----------------------
     deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission (for so long as a prospectus is required to be delivered in connection with the sale of the Securities), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"),
                                                        --------------------
     and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) Independent Accountants. The accountants who certified the
                -----------------------
     financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv)  Financial  Statements.  The financial  statements included in
                ---------------------
     the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the respective financial positions of the Company and Amgen-Regeneron Partners (as defined below) at the dates indicated and the statement of operations, stockholders' equity (or statement of changes in partners' capital, in the case of Amgen-Regeneron Partners) and cash flows of the Company and Amgen-Regeneron Partners for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied
                                                                ----
     on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (v)   No Material Adverse Change in Business. Since the respective
                --------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or a development known to the Company involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company, whether or not arising in the ordinary course of business (a "Material Adverse
                                                           ----------------
     Effect"), (B) there have been no transactions entered into by the Company
     ------
     or Amgen-Regeneron Partners, other than those in the ordinary course of business, which are material with respect to the Company and Amgen-- Regeneron Partners considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi)  Good Standing of the Company. The Company has been duly
                ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of New York and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect.

          (vii)  Good Standing of Subsidiaries. The Company has no corporate
                 -----------------------------
     subsidiaries. Amgen-Regeneron Partners, a Delaware general partnership ("Amgen-Regeneron Partners") formed by the Company and Amgen Inc., has been
       ------------------------
     duly formed, is validly existing as a general partnership under the laws of the jurisdiction of its formation, has the legal power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

          (viii) Capitalization. The authorized, issued and outstanding capital
                 --------------
     stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Selling Shareholder Initial Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Selling Shareholder Initial Securities to be purchased by the Underwriters from the Selling Shareholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix)   Authorization of Agreement. This Agreement has been duly
                 --------------------------
     authorized, executed and delivered by the Company.

          (x)    Authorization  and  Description  of  Securities.  The Initial
                 -----------------------------------------------
     Securities and the Option Securities, if any, to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and no holder of the Initial Securities or the Option Securities, if any, will be subject to personal liability by reason of being such a holder; and the issuances of the Initial Securities and the Option Securities, if any, are not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xi)   Absence of Defaults  and  Conflicts.  Neither the Company nor
                 -----------------------------------
     Amgen-Regeneron Partners is in violation of its charter or by-laws or the partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or Amgen-Regeneron Partners is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or Amgen-Regeneron Partners is subject (collectively, "Agreements and Instruments") except for such
                             --------------------------
     defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Initial Securities and the Option Securities (if any) and the use of the proceeds from the sale of the Initial Securities and the Option Securities (if any) as described in the Prospectus under the caption "Use of Proceeds") and
                                                       ---------------
     compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or Amgen-Regeneron Partners pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the partnership agreement of Amgen-Regeneron Partners, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or Amgen-Regeneron Partners or any of their assets, properties or operations except for any such violation that could not be expected to result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the
                ---------------
     holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or Amgen-Regeneron Partners.

          (xii)  Absence of Labor Dispute. No labor dispute with the employees
                 ------------------------
     of the Company or Amgen-Regeneron Partners exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or Amgen-Regeneron Partners' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) Absence of Proceedings. There is no action, suit, proceeding,
                 ----------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or Amgen-Regeneron Partners, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or Amgen-Regeneron Partners is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv)    Accuracy of Exhibits. There are no contracts or documents
                   --------------------
     which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv)     Possession of Intellectual Property. The Company and Amgen-
                   -----------------------------------
     Regeneron Partners owns or possesses, or will use their best efforts to acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to
                                           ---------------------
     carry on the business now operated by them. Except as disclosed in the Prospectus, there is no litigation or other proceeding pending or, to the Company's knowledge, threatened and no claims are presently being asserted by any third party challenging or questioning the ownership, validity, enforceability of the Company's or Amgen-Regeneron Partners' right to use or own any Intellectual Property or asserting that the use of any Intellectual Property by the Company or Amgen-Regeneron Partners or the operation of the business of the Company or Amgen-Regeneron Partners infringes upon or misappropriates the Intellectual Property of any third party, other than infringements which would not be reasonably likely to have a Material Adverse Effect and the Company is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or Amgen-Regeneron Partners therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvi)    Absence of Further Requirements. No filing with, or
                   -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulation or state securities laws.

          (xvii)   Possession of Licenses and Permits. The Company and Amgen-
                   ----------------------------------
     Regeneron Partners possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the
                                          ---------------------
     appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and Amgen-Regeneron Partners are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse

     Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor Amgen-Regeneron Partners has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii)  Title to Property. The Company and Amgen-Regeneron Partners
                   -----------------
     have good and marketable title to all real property owned by the Company and Amgen-Regeneron Partners and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or Amgen-Regeneron Partners; and all of the leases and subleases material to the business of the Company and Amgen-Regeneron Partners, considered as one enterprise, and under which the Company or Amgen-Regeneron Partners holds properties described in the Prospectus, are in full force and effect, and neither the Company nor Amgen-Regeneron Partners has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or Amgen-Regeneron Partners under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or Amgen-Regeneron Partners to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix)    Environmental Laws. Except as described in the Registration
                   ------------------
     Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor Amgen-Regeneron Partners is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to
                                                     -------------------
     the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and Amgen-Regeneron Partners have
      ------------------
     all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or Amgen-Regeneron Partners and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or Amgen-Regeneron Partners relating to Hazardous Materials or any Environmental Laws.

          (xx)  Investment Company Act. The Company is not, and upon the
                ----------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity controlled by an "investment company" as such terms are defined in The Investment Company Act of 1940, as amended (the "1940 Act").
                                   --------

          (xxi) FDA and PTO Proceedings. To the Company's knowledge, except as
                -----------------------
     disclosed in the Prospectus, there are no rulemaking or similar proceedings before the U.S. Food and Drug Administration, the U.S. Patent and Trademark Office or the European Patent Office which affect or involve the Company or Amgen-Regeneron Partners or any of the processes or products which the Prospectus discloses the Company or Amgen-Regeneron Partners has developed, is developing or proposes to develop or uses or proposes to use which, if the subject of an action unfavorable to the Company or Amgen-Regeneron Partners, could have a Material Adverse Effect.

          (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof and as of the Closing Time and agrees with each Underwriter, as follows:

          (i)   Accurate Disclosure.  The information set forth in Exhibit E is
                -------------------
true and accurate.

          (ii)  Authorization of Agreements. The Selling Shareholder has the
                ---------------------------
full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Selling Shareholder Initial Securities hereunder. The execution and delivery of this Agreement and the sale and delivery of the Selling Shareholder Initial Securities and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder have been duly authorized by the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Selling Shareholder Initial Securities or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party and which has been filed as an exhibit to the Selling Shareholder's Form 10-K for the fiscal year ended December 31, 2000, nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties except to the extent that such action does not result in a material adverse change in the financial condition of the Selling Shareholder.

          (iii) Security Entitlement. The Selling Shareholder has full right,
                --------------------
power and authority to hold and transfer its interests in its security entitlement (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the

"NYUCC")) with respect to the Selling Shareholder Initial Securities to be sold by the Selling Shareholder hereunder. Upon the payment of the purchase price for the Selling Shareholder Initial Securities and the crediting by DTC of the Selling Shareholder Initial Securities to the securities account of the Representative with DTC, each of the Underwriters will acquire a valid security entitlement (within the meaning of Section 8-501 of the NYUCC) in respect of the Selling Shareholder Initial Securities to be purchased by it, and no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on an adverse claim to such Selling Shareholder Initial Securities may be successfully asserted against the Underwriters under the NYUCC.

          (iv) Absence of Manipulation. The Selling Shareholder has not taken,
               -----------------------
and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Selling Shareholder Initial Securities.

          (v)  Absence of Further Requirements. No filing with (other than
               -------------------------------
filings made pursuant to the 1934 Act), or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency of the United States or the States of California or New York, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, or in connection with the sale and delivery of the Selling Shareholder Initial Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (vi) No Association with NASD. Neither the Selling Shareholder nor any
               ------------------------
of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

          (c) Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Representative, the Selling Shareholder or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter and the Selling Shareholder as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Representative pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

          SECTION 2. Sale and Delivery to Underwriters; Closing.
                     ------------------------------------------

          (a) Initial Securities and Selling Shareholder Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

          (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to 1,050,000 additional shares of Common Stock as set forth in Schedule C, at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the
                     ----------------
Representative, but shall not be earlier than three full business days prior to or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, provided, however,
                                                             --------  -------
if the option hereby granted is exercised at least one business day prior to the Closing Time, the Date of Delivery shall be the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Payment. Payment of the purchase price for the Initial Securities to be sold by the Company and the Selling Shareholder Initial Securities, and delivery of the certificates for the Initial Securities to be sold by the Company shall be made at the offices of Shearman and Sterling, 599 Lexington Avenue, New York, NY 10022, or at such other place as shall be agreed upon by the Representative, the Company and the Selling Shareholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative, the Company and the Selling Shareholder (such time and date of payment and delivery being herein called "Closing Time").
                                          ------------

          In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

          Payment shall be made to the Company and the Selling Shareholder by wire transfer of immediately available funds to bank accounts designated by the Company and the

Selling Shareholder, as the case may be, against (i) in the case of the Company, delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them and (ii) in the case of the Selling Shareholder, the crediting of the Selling Shareholder Initial Securities to the securities account of the Representative with DTC. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities, the Selling Shareholder Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities, the Selling Shareholder Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d) Denominations; Registration. The Initial Securities to be sold by the Company and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities to be sold by the Company and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

          SECTION 3. Covenants of the Company The Company covenants with each
          -----------------------------------
Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will (for so long as a prospectus is required to be delivered in connection with the sale of the Securities) notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission regarding the Registration Statement or the Prospectus, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. For so long as a prospectus is required to be delivered in connection with the sale of the Securities, the Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, one copy of the manually signed and as many conformed copies as the Underwriters may reasonably request, of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical in text to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will cooperate with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any
     --------  -------
     general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period as required by the relevant jurisdiction of the Registration Statement and any Rule 462(b) Registration Statement.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

          (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing and future employee benefit plans of the Company or
     (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

          (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          SECTION 4. Payment of Expenses
          ------------------------------

          (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, the Selling Shareholder's counsel, accountants and other advisors, (v) the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of the transfer agent or registrar for the Securities, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities
                               ----
and (ix) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

          (b)  Expenses of the Selling Shareholder.

               The Selling Shareholder will pay all discounts and commissions of the Underwriters relating to the distribution of the 500,000 shares of Selling Shareholder Initial Securities.

          (c)  Termination of Agreement.

          If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with the Initial Securities, Selling Shareholder Initial Securities and Option Securities respectively as advised by the Underwriters.

          (d)  Allocation of Expenses.

           The provisions of this Section shall not affect the agreement between the Company and the Selling Shareholder for the sharing of such costs and expenses as provided in the Stock Purchase Agreement.

          SECTION 5. Conditions of Underwriters' Obligations. The obligations of
                     ---------------------------------------
the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received (i) the favorable opinion, dated as of Closing Time, of Stuart A. Kolinski, Esq., General Counsel of the Company,
     (ii) the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and (iii) the favorable opinion, dated as of Closing Time, of Joseph M. Sorrentino, in-house intellectual property counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1, Exhibit A-2 and Exhibit B, respectively, hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (c) Opinion of Counsel to the Selling Shareholder. At Closing Time, the Representative shall have received the favorable opinions dated as of Closing Time, of Latham & Watkins, counsel for the Selling Shareholder, and the General Counsel of the Selling Shareholder, together with signed or reproduced copies of such opinion for each of the other underwriters, to the effect set forth in Exhibits C-1 and C-2 hereto.

          (d) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

          (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change or a development known to the Company involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company, whether or not arising in the ordinary course of business, and the Representative and the Selling Shareholder shall each have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (f) Certificate of Selling Shareholder. At Closing Time, the Representative shall have received a certificate of the Selling Shareholder, dated as of Closing Time, to the effect that (A) the representations and warranties of the Selling Shareholder contained in
     Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made as of the Closing Time and (B) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (g) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from each of PricewaterhouseCoopers LLP and Ernst & Young LLP, a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (h) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from each of PricewaterhouseCoopers LLP and Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
     (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

          (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (k) Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

          (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

          (i)    Officers' Certificate. A certificate, dated such Date of
                 ---------------------
     Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

          (ii)   Opinion of Counsel for Company. The favorable opinions dated as
                 ------------------------------
     of Closing Time of (i) Stuart A. Kolinski, Esq., General Counsel of the Company, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, and (iii) Joseph M. Sorrentino, in-house intellectual property counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii)  Opinion of Counsel for Underwriters. The favorable opinion of
                 -----------------------------------
     Shearman & Sterling, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(d) hereof.

          (iv)   Bring-down Comfort Letter. A letter from each of
                 -------------------------
     PricewaterhouseCoopers LLP and Ernst & Young, in form and substance satisfactory to the Representative(s) and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative(s) and counsel for the Underwriters.

          (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

          SECTION 6. Indemnification.
                     ---------------

          (a)  Indemnification of Underwriters.

     (1) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to

     Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any
              --------  -------
Underwriter with respect to any Prospectus to the extent that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if the Company has previously furnished copies thereof to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained or omitted from the preliminary Prospectus which was corrected in the final Prospectus, if applicable, as amended or supplemented prior to the Closing Time, and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

     (2) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter; provided, however, that such indemnification shall be only with respect to
--------  -------
information regarding the Selling Shareholder furnished in writing to the Company by or on behalf of the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including Rule 430A Information, if applicable, or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); and provided further, that the aggregate
                                      -------- -------
liability of the Selling Shareholder pursuant to this paragraph shall be limited to the total net proceeds received by the Selling Shareholder from the Selling Shareholder Initial Securities purchased by the Underwriters from the Selling Shareholder pursuant to this Agreement. The Underwriters agree that the information furnished to the Company specifically for use in the Registration Statement (or any amendment thereto), including Rule 430A Information, if applicable, or any preliminary prospectus or Prospectus (or any amendment or supplement thereto) includes only the information relating to the Selling Shareholder set forth in Exhibit E hereto; and provided further that the Selling
                                               -------- -------
Shareholder will not be liable to any Underwriter with respect to any Prospectus to the extent that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if the Company has previously furnished copies thereof to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the final Prospectus, if applicable, as amended or supplemented prior to the Closing Time, and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

          (b) Indemnification of Company, Directors and Officers and Selling Shareholder.
          Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company or the Selling Shareholder, as the case may be. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel
                                               --------  -------
to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(1)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect the agreement between the Company and the Selling Shareholder with respect to indemnification as provided in the Registration Rights Agreement.

          SECTION 7. Contribution. If the indemnification provided for in
                     ------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder, on the one hand, and of the Underwriters on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Selling Shareholder on the one hand, and the Underwriters on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement received by the Company and the Selling Shareholder and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of each of the Company and the Selling Shareholder on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section, the Selling Shareholder shall not be required to contribute any amount in excess of the total net proceeds received by the Selling Shareholder from the Selling Shareholder Initial Securities purchased by the Underwriters pursuant to this Agreement.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

          The provisions of this Section shall not affect the agreement between the Company and the Selling Shareholder with respect to contribution as provided in the Stock Purchase Agreement.

          SECTION 8. Representations, Warranties and Agreements to Survive
                     -----------------------------------------------------
Delivery. All representations, warranties and agreements contained in this
--------
Agreement or in certificates of officers of the Company and the Selling Shareholder submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholder, and shall survive delivery of the Securities to the Underwriters.

          SECTION 9. Termination of Agreement.
                     ------------------------

          (a) Termination; General. The Representative may terminate this Agreement by notice to the Company and the Selling Shareholder at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10. Default by One or More of the Underwriters. If one or more
                      ------------------------------------------
of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative(s) shall have the right, but
      --------------------
not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase, each severally and not jointly, all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative(s) shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company or the Selling Shareholder shall have the right to postpone the Closing Time, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          SECTION 11. Notices. All notices and other communications hereunder
                      -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative(s) at North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281, attention of Equity Capital Markets, notices to the Company shall be directed to it at 777 Old Saw Mill River Road, Tarrytown, New York 10591-6707, attention of Stuart Kolinski, Esq., Vice President, General Counsel and Secretary, and notices to the Selling Shareholder shall be directed to Amgen Inc., One Amgen Center Drive, Thousand Oaks, California 91320 1789, attention of Corporate Secretary.

          SECTION 12. Parties. This Agreement shall inure to the benefit of and
                      -------
be binding upon the Underwriters, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13. GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED
                      ----------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 14. Effect of Headings.  The Article and Section headings
                      ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholder in accordance with its terms.

                                        Very truly yours,

                                        REGENERON PHARMACEUTICALS, INC.


                                        By: /s/ Leonard S. Schleifer
                                           ___________________________________
                                           Name: Leonard S. Schleifer
                                           Title: President and CEO


                                        AMGEN INC.


                                        By: /s/ Kurt  A. Gustafson**
                                           ___________________________________
                                           Name: Kurt A. Gustafson
                                           Title: Vice President, Financial
                                                   Planning and Analysis

                                           ** By delegation of authority from
                                              Kathryn E. Falberg, Senior Vice
                                              President, Finance and Chief
                                              Financial Officer


CONFIRMED AND ACCEPTED,
         as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
J.P. MORGAN SECURITIES INC.
ROBERTSON STEPHENS, INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED


By: /s/ James R. Birle
    _______________________________
         Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

         Name of Underwriter                                                Maximum          Maximum
         -------------------
                                                                           Number of        Number of
                                                                            Initial          Option
                                                                           Securities      Securities
                                                                           ----------      ----------
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated...................................        4,200,000        620,000
J.P. Morgan Securities Inc..........................................        1,400,000        210,000
Robertson Stephens, Inc.............................................        1,400,000        210,000



                                                                           ----------      ----------
Total...............................................................        7,000,000      1,050,000

                                    Sch A-1

                                   SCHEDULE B

                                 List of Sellers
                                 ---------------

       Name of Seller                                                               Maximum          Maximum
       --------------
                                                                                   Number of        Number of
                                                                                    Initial           Option
                                                                                   Securities       Securities
                                                                                   ----------       ----------
Regeneron Pharmaceuticals, Inc.                                                     6,500,000        1,050,000

Amgen Inc.                                                                            500,000                0



                                                                                   ----------       ----------
Total...................................................................            7,000,000        1,050,000

                                    Sch B-1

                                   SCHEDULE C

                        REGENERON PHARMACEUTICALS, INC.
                        7,000,000 Shares of Common Stock
                          (Par Value $0.001 Per Share)

          1. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $25.00.

          2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $23.75, being an amount equal to the public offering price set forth above less $1.25 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                    Sch C-1

                                   SCHEDULE D

                          List of persons and entities
                               subject to lock-up


Ann Acheson
Amgen Inc.
Kevin M. Bailey
Charles A. Baker
Michael S. Brown, M.D.
Jesse M. Cedarbaum, M.D.
Thomas Joseph Daly
Beverly C. Dubs
James P. Fandl
Alfred G. Gilman, M.D., Ph.D.
David J. Glass, M.D.
Murray A. Goldberg
Joseph L. Goldstein, M.D.
Hans-Peter Guler, M.D.
Stephen L. Holst
Richard X. Horne
Stuart Kolinski
Douglas S. McCorkle
Fred A. Middleton
Fred Plum
The Procter & Gamble Company
Procter & Gamble Pharmaceuticals, Inc.
William G. Roberts, M.D.
Randall G. Rupp, Ph.D.
Leonard S. Schleifer, M.D., Ph.D.
Eric M. Shooter, Ph.D
George L. Sing
Joseph M. Sorrentino, Ph.D.
Neil Stahl, Ph.D.
Stanley J. Wiegand
P. Roy Vagelos, M.D.
David M. Valenzuela, Ph.D.
George D. Yancopoulos, M.D., Ph.D.

                                    Sch D-1

                                                                     Exhibit A-1


                      FORM OF OPINION OF GENERAL COUNSEL
                        TO THE COMPANY TO BE DELIVERED
                           PURSUANT TO SECTION 5(b)

  Form of Opinion of General Counsel of Regeneron Pharmaceuticals, Inc.

     1. The Company has the corporate power and corporate authority to own, lease and operate its properties and conduct its business in the manner described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     2. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect.

     3. Amgen-Regeneron Partners, a Delaware general partnership formed by Amgen Inc. and the Company ("Amgen-Regeneron Partners"), has been duly formed, is validly existing as a general partnership under the laws of the State of Delaware, has the legal power and authority to own its property and to conduct its business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a Material Adverse Effect.

     4. The Partnership Agreement of Amgen-Regeneron Partners, dated June 21, 1991 (the "Partnership Agreement"), has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     5. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

     6. The capital stock of the Company outstanding prior to the issuance of the Company Shares has been duly authorized and is validly issued, fully paid and non-assessable and free and clear of any preemptive or other similar rights of any securityholder of the Company arising under applicable law or the certificate of incorporation or by-laws of the Company or, to my knowledge, any material agreement or other i nstrument to which the Company is a party.

     7. The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement (including the issuance and sale of the Company Shares and the use of the proceeds from the sale of the Company Shares as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or, to my knowledge, Amgen-Regeneron Partners pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or Amgen-Regeneron Partners is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or Amgen-Regeneron Partners is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Partnership Agreement governing Amgen-Regeneron Partners, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or Amgen-Regeneron Partners or any of their respective properties, assets or operations.

     8. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than under the 1933 Act and 1933 Act Regulations or as may be required under the securities or blue sky laws of the various states, as to which I need express no opinion) is necessary or required by the Company in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Company Shares.

     9. The Company is not in violation of its charter, by-laws or the Partnership Agreement and no default by the Company or, to my knowledge, Amgen-Regeneron Partners exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except where such default could not reasonably be expected to have a Material Adverse Effect.

     10. The Company has obtained all licenses, permits and other governmental or regulatory authorizations required for the conduct of its business as presently conducted and such licenses, permits and authorizations are in full force and effect and the Company is in all respects complying therewith, except where the failure to so obtain or comply could not reasonably be expected to have a Material Adverse Effect.

     11. To my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or Amgen-Regeneron Partners is a party, or to which the property of the Company or Amgen-Regeneron Partners is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might be reasonably expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     12. All descriptions in the Registration Statement of contracts and other documents to which the Company or Amgen-Regeneron Partners is a party are accurate in all material respects; to my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     13. The Rights to purchase Series A Junior Participating Preferred Stock under the Company's Shareholder Rights Plan to which holders of the Shares will be entitled have been duly authorized and validly issued.

                                                                     Exhibit A-2


                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

               Form of Opinion of Skadden, Arps, Slate & Flom LLP

               i.             The Company has been duly incorporated and, based
                        solely upon our review of the New York Certificates, is a subsisting corporation under the laws of the State of New York.

               ii.            The Partnership Agreement of Amgen-Regeneron
                        Partners, dated June 21, 1991, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               iii.           The Company has the corporate power and corporate
                        authority to enter into and perform its obligations under the Purchase Agreement.

               iv.            The Company Shares have been duly authorized for
                        issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered to and paid for by the Underwriters in accordance with the Purchase Agreement, will be validly issued, fully paid and nonassessable. No holder of the Shares is or will be subject to personal liability by reason of being such a holder.

               v.             The issuance of the Company Shares is not subject
                        to preemptive or other similar rights of any securityholder of the Company arising under the NYBCL, under any Applicable Contract or pursuant to the Company's Certificate of Incorporation or By-Laws.

               vi.            The Purchase Agreement has been duly authorized,
                        executed and delivered by the Company.

               vii.           No Governmental Approval is required in connection
                        with the due authorization, execution and delivery of the Purchase Agreement by the Company or for the issuance and sale by the Company of the Company Shares to the Underwriters as contemplated by the Purchase Agreement.

               viii.          The statements (a) in the Prospectus under the
                        captions "Description of Capital Stock" and "Collaborative Relationships", (b) in the Registration Statement in Item 15, and (c) in the 2000 10-K under the captions "Collaborative Relationships" and "Legal Proceedings", in each case insofar as such statements constitute summaries of certain provisions of the law, contracts, legal proceedings or documents referred to therein, fairly summarize the matters referred to therein in all material respects.

               ix.            To our knowledge, there are no legal or
                        governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company are subject that are required by the Rules and Regulations to be described in the Registration Statement or the Prospectus and are not so described nor are there any contracts or other documents that are required by the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

               x.             The execution, delivery and performance by the
                        Company of the Purchase Agreement and the consummation by the Company of the transactions contemplated thereby (including the issuance and sale of the Company Shares and the use of the proceeds from the sale of the Company Shares as described in the Prospectus under the caption "Use of Proceeds") do not and will not, whether with or without giving notice or lapse of time or both, (i) conflict with the Certificate of Incorporation or By-Laws, (ii) constitute a violation or breach of or default under the terms of any Applicable Contract or
                        (iii) violate or conflict with, or result in any contravention of, any Applicable Law, except for such conflicts, violations or defaults that would not have a Material Adverse Effect (as defined in the Purchase Agreement).

               xi.            The Company is not and upon application of the
                        proceeds as described under the caption "Use of Proceeds" in the Prospectus will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               xii.           The form of certificate used to evidence the
                        Common Stock complies in all material respects with the applicable requirements of each of the NYBCL, the Charter and By-laws and the Nasdaq National Market.

               xiii.          The 2000 10-K, when it was filed, appeared on its
                        face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that we do not express any opinion as to the financial statements and related notes and schedules and other financial data included therein or omitted therefrom or the exhibits thereto.

               xiv.           The Registration Statement, at the time it became
                        effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that in each case we do not express any opinion as to the financial statements and schedules and other financial data included or incorporated by reference therein or excluded therefrom, or the exhibits thereto, and, except to the extent expressly stated in paragraph 8, we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                                                                       Exhibit B


           FORM OF OPINION FOR SPECIAL INTELLECTUAL PROPERTY COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 5(b)

               Form of Opinion of Intellectual Property Counsel
                      of Regeneron Pharmaceuticals, Inc.


     1. There are no pending or threatened legal or governmental proceedings relating to the Company's patents or patent applications which are required to be disclosed in the Registration Statement and the Prospectus, other than those discussed therein, and, to my knowledge, all such pending or threatened legal or governmental proceedings relating to the Company's patents or patent applications which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the Company's business, are, considered in the aggregate, not material; and

     2. The statements (a) in the Prospectus under the captions "Risk Factors-Risks Related to Intellectual Property" and "Business-Patents, Trademarks, and Trade Secrets," and (b) in the Company's Annual Report on Form 10-K under the captions "Patents, Trademarks, and Trade Secrets," and "Legal Proceedings" in each case insofar as such statements constitute summaries of legal matters, documents or proceedings fairly summarize the matters referred to therein.

     3. Except as described in the Prospectus, there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent which could result in any Material Adverse Effect.

                                                                     Exhibit C-1



             FORM OF OPINION OF COUNSEL TO THE SELLING SHAREHOLDER
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(c)

                      Form of Opinion of Latham & Watkins


          1. No filing with, or consent, approval, authorization, license, order or registration of, any court or governmental authority or agency, of the United States or the States of California or New York (other than filings under the Securities Exchange Act of 1934, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Purchase Agreement, or in connection with the offer, sale or delivery of the Securities.

          2. Upon the crediting of the Securities to the securities account of the Representative maintained with The Depository Trust Company ("DTC") and payment therefor by the Underwriters pursuant to the Purchase Agreement, the Representative will acquire on behalf of the Underwriters a security entitlement to the Securities and no action based on an adverse claim to the Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be successfully asserted against the Underwriters under the Uniform Commercial Code in effect in the State of New York (the "NYUCC"). In rendering the foregoing opinion, we have assumed that the Underwriters acquired their interest without notice of an adverse claim.

          3. The execution, delivery and performance of the Purchase Agreement by the Selling Shareholder and the consummation of the transactions contemplated in the Purchase Agreement will not violate applicable United States, New York or California law.

                                                                     Exhibit C-2



               FORM OF OPINION OF GENERAL COUNSEL TO THE SELLING
                    SHAREHOLDER TO BE DELIVERED PURSUANT TO
                                 SECTION 5(c)

             Form of Opinion of the General Counsel of Amgen Inc.


          (1) The execution and delivery of the Purchase Agreement has been duly authorized by all necessary corporate action of Amgen and the Purchase Agreement has been duly executed and delivered by Amgen.

          (2) The execution and delivery by Amgen of, and the sale of the Securities pursuant to, the Purchase Agreement (A) will not contravene (i) the Restated Certificate of Incorporation, as amended or the Amended and Restated Bylaws of Amgen or (ii) any agreement or other instrument identified as an exhibit to Amgen's annual report on Form 10-K for the fiscal year ended December 31, 2000, and (B) to the best of my knowledge will not contravene any judgment, order or decree of any governmental body, agency or court having jurisdiction over Amgen or its business or assets.

[Form of lock-up from directors, officers or other stockholders pursuant to
Section 5(k)]

                                                                       Exhibit D

                                    ., 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. MORGAN SECURITIES INC.
ROBERTSON STEPHENS, INC.
   as Representative(s) of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
New York, New York 10281

          Re:    Proposed Public Offering by Regeneron Pharmaceuticals, Inc.

Dear Sirs:

          The undersigned, a stockholder [and an officer and/or director] of Regeneron Pharmaceuticals, Inc. a New York corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities Inc., Robertson Stephens,
               -------------
Inc. and [    ] propose to enter into a Purchase Agreement (the "Purchase
                                                                 --------
Agreement") with the Company providing for the public offering of shares (the
---------
"Securities") of the Company's common stock, par value $0.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer
 ------------
upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                        Very truly yours,



                                        Signature: ___________________________

                                        Print Name:___________________________

                                                                       Exhibit E

                  Information Provided by Selling Shareholder

          The following information was furnished to the Company specifically for use in the Registration Statement. The name and address and the number of shares of Common Stock of the Company beneficially owned by the Selling Shareholder prior to the Offering, which are set forth under the caption "Selling Shareholder."

                                      E-1